SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-12



                       Cornerstone Total Return Fund, Inc.
------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)



Payment of Filing Fee (Check the appropriate box):
[X ]  No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:
      (2) Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      (4) Proposed maximum aggregate value of transaction: (5) Total fee paid: [ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing. (1) Amount previously paid:
      (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

                       CORNERSTONE TOTAL RETURN FUND, INC.
                   383 Madison Avenue New York, New York 10179
                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held on Friday, April 11, 2003
                          ----------------------------

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Cornerstone Total Return Fund, Inc. (f/k/a EIS Fund, Inc.), a New York corporation (the "Fund"), will be held at One West Pack Square, 5th Floor Conference Room, Asheville, NC 28801 on Friday, April 11, 2003 at 11:30 a.m. for the following purposes:

           1. To elect seven directors to hold office until the year 2004 Annual Meeting of Shareholders (Proposal No. 1); and

           2. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

           The Board of Directors has fixed the close of business on February 18, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at this Meeting or any adjournment thereof. The stock transfer books will not be closed.

           Copies of the Fund's most recent annual report, one of which is enclosed with this mailing, may be ordered free of charge to any shareholder by writing to the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179, or by calling collect (212) 272-2093.

                                             By Order of the Board of Directors

                                             Thomas R. Westle
                                             Secretary

Dated: March 3, 2003

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

           The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

           1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

           2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

           3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                                  REGISTRATION

CORPORATE ACCOUNTS                                              VALID SIGNATURE
------------------                                              ---------------

(1) ABC Corp..................................ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.................................................John Doe, Treasurer
(3) ABC Corp.
    c/o John Doe, Treasurer ............................................John Doe
(4) ABC Corp. Profit Sharing Plan .............................John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust ..............................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78 ............................Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA.............John B. Smith
(2) John B. Smith ..................................John B. Smith, Jr., Executor

           CORNERSTONE TOTAL RETURN FUND, INC. (F/K/A EIS FUND, INC.)
                   383 Madison Avenue New York, New York 10179
                         -------------------------------

                               PROXY STATEMENT for
       ANNUAL MEETING OF SHAREHOLDERS to be held on Friday, April 11, 2003

                         -------------------------------

GENERAL

           This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Total Return Fund, Inc. (f/k/a EIS Fund, Inc.), a New York corporation (the "Fund") for use at the Annual Meeting of Shareholders for the year 2003 (the "Meeting") to be held at One West Pack Square, 5th Floor Conference Room, Asheville, NC 28801 on Friday, April 11, 2003, at 11:30 a.m., New York time, and at any and all adjournments thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to Shareholders on or about March 3, 2003.

           Any shareholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Ralph W. Bradshaw, Gary A. Bentz, Andrew A. Strauss, Glenn W. Wilcox, Sr., Scott B. Rogers, Edwin Meese III and Thomas H. Lenagh as the nominees for Director.

           In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

           At least 51% of the Fund's shareholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

           The cost of soliciting the proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund or Bear Stearns Funds Management Inc., the administrator to the Fund (the "Administrator").

           Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on February 18, 2003 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on February 18, 2003 was 4,665,445. The Fund is a closed-end, diversified management investment company.

           Copies of the Fund's most recent annual report, one of which is enclosed with this mailing, may be ordered free of charge to any stockholder by writing to the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, New York, New York 10179, or by telephone by calling the Fund collect at (212) 272-2093. This report is not to be regarded as proxy-soliciting material.

           This Proxy Statement is first being mailed to Shareholders on or about March 3, 2003.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

           The Board of Directors currently consists of seven members. Five of the members were approved by the Shareholders at the Year 2002 Annual Meeting. At a meeting of the Board of Directors held on December 2, 2002, the Board increased the number of Directors to seven and elected Messrs. Edwin Meese III and Thomas H. Lenagh to fill the additional director positions until the year 2003 Annual Meeting of Stockholders.

           At the Meeting, Shareholders will be asked to elect seven directors to hold office until the year 2004 Annual Meeting of Shareholders or thereafter until each of their respective successors are duly elected and qualified.

           At the Meeting, Shareholders will be asked to vote for the election of Messrs. Ralph W. Bradshaw, Gary A. Bentz, Andrew A. Strauss, Glenn W. Wilcox, Sr., Scott B. Rogers, Edwin Meese III and Thomas H. Lenagh as directors to serve until the year 2004 Annual Meeting of Shareholders or thereafter until each of their successors are duly elected and qualified. If elected, each nominee has consented to serve as a director of the Fund until his successor is duly elected and qualified.

           The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Ralph W. Bradshaw, Gary A. Bentz, Andrew A. Strauss, Glenn W. Wilcox, Sr., Scott B. Rogers, Edwin Meese III and Thomas H. Lenagh. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

           The following table sets forth the names, addresses, ages and principal occupations of each of the nominees for election as Directors:


                                    NOMINEES


                                                                                                    DIRECTORSHIPS
                                                   TERM OF                                          HELD BY NOMINEE
NAME,                              POSITION(S)     OFFICE       PRINCIPAL OCCUPATION                FOR DIRECTOR OUTSIDE
ADDRESS AND AGE                    WITH FUND       SINCE        DURING PAST 5 YEARS                 OF FUND COMPLEX*
---------------                    ---------       -----        -------------------                 ----------------

NON-INDEPENDENT NOMINEES:

Ralph W. Bradshaw                 Chairman        2001         President of Cornerstone            Director of The
(52)**                            of the                       Advisors, Inc.; President           SmallCap Fund, Inc.
One West Pack Square              Board and                    and Director of the Funds
Suite 1650                        President                    within the Fund Complex;
Asheville, NC 28801                                            Financial Consultant; Vice
                                                               President, Deep Discount
                                                               Advisors, Inc. (1993-1999).
Gary A. Bentz** (46)              Vice             2001        Chief Financial Officer of
One West Pack Square              President,                   Cornerstone Advisors, Inc.;
Suite 1650                        Treasurer                    Director, Vice President and
Asheville, NC 28801               and                          Treasurer of the Funds
                                  Director                     within the Fund Complex;
                                                               Financial Consultant; CPA;
                                                               Chief Financial Officer of
                                                               Deep Discount Advisors,
                                                               Inc. (1993-2000).
INDEPENDENT NOMINEES:

Andrew A. Strauss(49) Director                     2001         Attorney and senior member           Director of the
77 Central Avenue                                               of Strauss & Associates,             SmallCap Fund, Inc.,
Suite F                                                         P.A., Attorneys, Asheville           Memorial Mission
Asheville, NC 28801                                             and Hendersonville, N.C.;            Hospital Foundation,
                                                                previous President of White          Deerfield Episcopal
                                                                Knight Healthcare, Inc. and          Retirement
                                                                LMV Leasing, Inc., a                 Community, and
                                                                wholly owned subsidiary of           Asheville Symphony.
                                                                Xerox Credit Corporation;
                                                                Director of the Funds within
                                                                the Fund Complex.










                                      -3-


INDEPENDENT NOMINEES:
(CONTINUED)

Glenn W. Wilcox, Sr. (71)               Director       2001        Chairman of the Board               Director of The
One West Pack Square                                               and Chief Executive                 SmallCap Fund, Inc.
Suite 1700                                                         Officer of Wilcox Travel            and Wachovia Corp.;
Asheville, NC 28801                                                Agency; Director of the             Board Trustee and
                                                                   Funds within the Fund               Chairman of
                                                                   Complex.                            Appalachian State
                                                                                                       University; Board
                                                                                                       Trustee and Director,
                                                                                                       Mars Hill College;
                                                                                                       Director, Champion
                                                                                                       Industries, Inc.; and
                                                                                                       Chairman, Tower
                                                                                                       Associates, Inc. (a real
                                                                                                       estate venture).
Scott B. Rogers (47)                 Director          2001        Chief Executive Officer,            Director of A-B Vision
30 Cumberland Ave.                                                 Asheville Buncombe                  Board; Chairman and
Asheville, NC 28801                                                Community Christian                 Director, Recycling
                                                                   Ministry; and President,            Unlimited and
                                                                   ABCCM Doctor's                      Interdenominational
                                                                   Medical Clinic;                     Ministerial Alliance;
                                                                   Appointee, NC                       and Director,
                                                                   Governor's Commission               Southeastern
                                                                   on Welfare to Work;                 Jurisdiction Urban
                                                                   Director of the Funds               Networkers.
                                                                   within the Fund
                                                                   Complex.

Edwin Meese III (71)                 Director         2002         Distinguished Fellow,
The Heritage Foundation                                            The Heritage Foundation,
214 Massachusetts Ave.                                             Washington D.C.;
N.E.                                                               Distinguished Visiting
Washington D.C. 20002                                              Fellow at the Hoover
                                                                   Institution, Stanford
                                                                   University; Distinguished
                                                                   Senior Fellow at the
                                                                   Institute of United
                                                                   States Studies, University
                                                                   of London; and Formerly
                                                                   U.S. Attorney General
                                                                   under Former President
                                                                   Ronald Reagan; Director
                                                                   of the Funds within
                                                                   the Fund Complex.






                                      -4-


INDEPENDENT NOMINEES:
(CONTINUED)

Thomas H. Lenagh (80)                   Director       2002        Chairman of the Board of            Director of Gintel Fund,
13 Allen's Corner Road                                             Inrad Corp.; Independent            The Adams Express
Flemington, NJ 08822                                               Financial Adviser;                  Company, Petroleum
                                                                   Director of the Funds               and Resources
                                                                   within the Fund                     Corporation.
                                                                   Complex.

-------------
* The Fund Complex consists of Progressive Return Fund, Inc., Cornerstone Strategic Value Fund, Inc. and the Fund, all of which were advised by Cornerstone Advisors, Inc. during the year ended December 31, 2002. Prior to October 31, 2002, the Fund Complex also included The Cornerstone Strategic Return Fund, Inc., which was merged into the Fund.
** Messrs. Bradshaw and Bentz are "interested persons" as defined in the Investment Company Act of 1940 ("Investment Company Act") because they are directors, officers and each a 50% shareholder in Cornerstone Advisors, Inc.

           The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of February 18, 2003. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name                       Dollar Range of          Aggregate Dollar  Range of Equity
                           Equity Securities in     Securities in All Funds Overseby
                           the Fund.                Directors in Fund Complex.
--------------------------------------------------------------------------------------
Ralph A. Bradshaw          $10,001-$50,000          $50,001-$100,000
Gary A. Bentz              $50,001-$100,000         Over $100,000
Andrew A. Strauss          $1-$10,000               $10,001-$50,000
Glenn W. Wilcox Sr.        $1-$10,000               $10,001-$50,000
Scott B. Rogers            --                       --
Edwin Meese III            --                       --
Thomas H. Lenagh           --                       --




In addition to Messrs. Bradshaw and Bentz, the other officer of the Fund is:

                                      TERM OF
NAME,                   POSITION(S)   OFFICE      PRINCIPAL OCCUPATION       DIRECTORSHIPS
ADDRESS AND AGE         WITH FUND     SINCE       DURING PAST 5 YEARS        HELD BY OFFICER
---------------         ---------     -----       -------------------        ---------------


Thomas R. Westle        Secretary     2001        Partner of Spitzer &
(49)                                              Feldman P.C., a law firm;
405 Park Avenue                                   Secretary of the Funds
New York, NY 10022                                within the Fund Complex

           Under the federal securities laws, the Fund is required to provide to Shareholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior fiscal year. The following table provides information concerning the compensation paid during the year ended December 31, 2002, to each Director of the Fund in their capacities solely as a director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.

                                                                      AGGREGATE COMPENSATION
                           DIRECTOR      AGGREGATE COMPENSATION       FROM FUND COMPLEX* FOR
NAME OF DIRECTOR           SINCE         FROM FUND FOR 2002           2002
----------------           -----         ------------------           ----

Ralph W. Bradshaw          2001          --                           --
Gary A. Bentz              2001          --                           --
Glenn W. Wilcox, Sr.       2001          $10,500                      $36,700
Andrew A. Strauss          2001          $10,300                      $35,900
Scott B. Rogers            2001          $10,300                      $35,900
Edwin Meese III            2002          $1,500                       $27,000
Thomas H. Lenagh           2002          $1,500                       $25,300


------------
* For compensation purposes, Fund Complex includes the Fund, Progressive Return Fund, Inc., Cornerstone Strategic Value Fund, Inc. and
The Cornerstone Strategic Return Fund, Inc., which merged into the Fund on October 31, 2002.


           Each Director attended at least seventy-five (75%) percent or more of the six meetings of the Board of Directors (including regularly scheduled and special meetings) held during the period for which he was a Director. The Fund has a nominating committee consisting of the five independent members of the Board of Directors. The Fund does not have a compensation committee.

Required Vote

           Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

           THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, GARY A. BENTZ, ANDREW A. STRAUSS, GLENN W. WILCOX, SR., SCOTT B. ROGERS, EDWIN MEESE III AND THOMAS H. LENAGH AS DIRECTORS OF THE FUND.


                                 AUDIT COMMITTEE

           The Fund's Audit Committee is currently composed of the five independent directors of the Fund. The principal functions of the Audit Committee include but are not limited to: (i) recommendations to the Board for the appointment of the Fund's independent accountants; (ii) review of the scope and anticipated cost of the independent accountant's audit; and (iii) consideration of the independent accountant's reports concerning their conduct of the audit, including any comments or recommendations the Board of Directors might make in connection thereto. Each 6 member of the Audit Committee attended at least seventy-five percent (75%) of the two meetings during the fiscal year ended December 31, 2002.

           On June 1, 2000, the Audit Committee, followed by the full Board of Directors, adopted a written charter setting forth the duties and responsibilities of the Audit Committee, and such charter was reapproved by the Board of Directors on February 9, 2001, February 13, 2002 and February 21 2003, respectively. On April 18, 2002, the Shareholders approved Tait, Weller & Baker ("Tait, Weller") as the Fund's independent accountants.

           The following table sets forth the aggregate fees billed by Tait, Weller, the independent accountants for the Fund's most recent fiscal year, and PricewaterhouseCoopers LLP, the Fund's former independent accountants, for professional services rendered for: (i) the audit of the Fund's annual financial statements and the review of financial statements included in the Fund's reports to Shareholders ("Audit Fees"); (ii) financial information systems design and implementation services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Fund's investment adviser that provides services to the Fund ("Financial Information Systems Design"); and (iii) all other services provided to the Fund, its investment adviser and entities that control, are controlled by or under common control with the Fund's investment adviser that provides services to the Fund ("All Other Fees").

                             FINANCIAL INFORMATION
      AUDIT FEES             SYSTEMS DESIGN                 ALL OTHER FEES
      ----------             --------------                 --------------
       $11,000                    $ 0                          $10,850

Audit Committee Report

           The Audit Committee has met and held discussions with the Fund's Administrator, Bear Stearns Funds Management Inc., and the Fund's independent accountants. The Administrator represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent accountants. The Audit Committee also discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61.

           The Fund's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants' their independence, in light of the services they were providing.

           Based upon the Audit Committee's discussion with the Fund's Administrator and the independent accountants and the Audit Committee's review of the representations of the Fund's Administrator and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the fiscal year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                                Respectfully submitted,

                                                Glenn W. Wilcox, Sr.
                                                Andrew A. Strauss
                                                Scott B. Rogers
                                                Edwin Meese III
                                                Thomas H. Lenagh

    INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

           Cornerstone Advisors, Inc. has acted as the Fund's investment adviser since January 2, 2002, and has its principal office at One West Pack Square, Suite 1650, Asheville, North Carolina 28801. Cornerstone Advisors was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors is the investment manager to two other closed-end funds, Cornerstone Strategic Value Fund, Inc. and Progressive Return Fund, Inc.

           Mr. Bradshaw owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors and is President and Chairman of the Board of Directors of the Fund. Mr. Bentz, who is the Vice President, Treasurer and a Director of the Fund, also owns fifty percent (50%) of the total outstanding shares of common stock of Cornerstone Advisors. The address of Messrs. Bradshaw and Bentz is One West Pack Square, Suite 1650, Asheville, North Carolina 28801.

THE ADMINISTRATOR

           Bear Stearns Funds Management Inc. (the "Administrator"), whose address is 383 Madison Avenue, 23rd Floor, New York, New York 10179, currently acts as the administrator of the Fund.






           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's common stock, and the Fund's investment adviser and its directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that the Fund's directors and officers, the Fund's investment adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2002.

                 INFORMATION PERTAINING TO CERTAIN SHAREHOLDERS

The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund:

                                           SHARES OF COMMON STOCK   % OF FUND'S OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER       BENEFICIALLY OWNED       SHARES BENEFICIALLY OWNED
------------------------------------       ------------------       -------------------------
Deep Discount Advisors, Inc. (1)
One West Pack Square                             957,418                  20.5%
Suite 777
Asheville, NC 28801


Ron Olin Investment
  Management Company (1)                       1,051,158                22.5%
One West Pack Square
Suite 777
Asheville, NC 28801

Ronald G. Olin(2)                                280,280                  6.0%
One West Pack Square
Suite 777
Asheville, NC 28801


(1) Based solely upon information presented in a Schedule 13G/A, dated February 7, 2003, filed jointly by Deep Discount Advisors, Inc. and Ron Olin Investment Management Company. The Fund has no knowledge of the ultimate beneficial holders of these securities.
(2) Based solely upon information presented in a Schedule 13G/A, dated February 13, 2003, filed by Ronald G. Olin.


           Additionally, on February 18, 2003, Cede & Co., a nominee for participants in the Depository Trust Company, held of record 4,365,816 shares of the Fund, equal to approximately 93.6% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.


                             ADDITIONAL INFORMATION

           The Proxy Statement/Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the Commission, under the Securities Act and the Investment Company Act, to which reference is hereby made.

           The Funds are subject to the informational requirements of the Exchange Act and in accordance therewith, file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20594, at prescribed rates.

                                 OTHER BUSINESS

           The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.




                    PROPOSALS TO BE SUBMITTED BY SHAREHOLDERS

           All proposals by Shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders, to be held in the year 2004, must be received by the Fund addressed to Cornerstone Total Return Fund, Inc. c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 in advance of the meeting as set forth below. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Shareholders must deliver (via the U.S. Post Office or such other means that guarantees delivery) written notice thereof to the Secretary of the Fund c/o Bear Stearns Funds Management Inc., 383 Madison Avenue, 23rd Floor, New York, New York 10179 not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders. In addition, if you wish to have your proposal considered for inclusion in the Fund's 2004 Proxy Statement for the Annual Meeting, it must be received on or before November 4, 2003.

                                            CORNERSTONE TOTAL RETURN FUND, INC.

                                            Thomas R. Westle
                                            Secretary      Dated: March 3, 2003

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

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                PROXY CARD FOR THE ANNUAL MEETING OF STOCKHOLDERS

                       CORNERSTONE TOTAL RETURN FUND, INC.

           The undersigned shareholder of Cornerstone Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Ralph W. Bradshaw, Andrew
A. Strauss and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Shareholders of the Fund to be held on Friday, April 11, 2003 at 11:30 a.m., New York time, at One West Pack Square, 5th Floor Conference Room, Asheville, NC 28801, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

           The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to (1) the election of seven Directors; and (2) the consideration and vote of such other matters as may properly come before the Annual Meeting of Shareholders or any adjournment thereof. If no such specification is made, the said proxies will vote FOR each of the proposals set forth above, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Shareholders, in the interest of the Fund.


--------------------------------------------------------------------------------


   THIS PROXY IS SOLICITED ON BEHALF OF CORNERSTONE TOTAL RETURN FUND, INC.'S
    BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                 April 11, 2003

                    (To be dated and signed on reverse side)
















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Please mark boxes / / or /X/ in blue or black ink.

PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE:



  [ X ]


 1.  To elect seven (7) Directors:              FOR                 WITHHELD

     Ralph W. Bradshaw                          / /                   / /

     Gary A. Bentz                             / /                   / /

     Andrew A. Strauss                        / /                   / /

     Glenn W. Wilcox, Sr.                    / /                   / /

     Scott B. Rogers                        / /                   / /

     Edwin Meese III                       / /                   / /

     Thomas H. Lenagh                     / /                   / /

      In their discretion, the proxies are authorized to consider and vote upon such matters as may properly come before said Meeting or any adjournment thereof.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL.

Your proxy is important to assure a quorum at the Annual Meeting of Shareholders whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Shareholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SIGNATURE(S)____________________________ DATE___________________

NOTE: Please sign exactly as name appears. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.









                                       A-2





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